UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 12, 2005
                                                       (December 9, 2005)


                         ADVANCED MEDICAL OPTICS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    01-31257               33-0986820
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)          Identification No.)


                1700 E. St. Andrew Place
                     Santa Ana, CA                              92705
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (714) 247-8200


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

         Advanced Medical Optics, Inc. issued an aggregate of 73,959 shares of its common stock to holders of its 3 1/2% Convertible Senior Subordinated Notes due 2023 (the "3 1/2% convertible notes") in exchange for $1,377,000 aggregate principal amount of the 3 1/2% convertible notes in privately negotiated transactions that closed on December 9, 2005 and December 12, 2005. The issuance of the shares of common stock was made in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ADVANCED MEDICAL OPTICS, INC.
                                             (Registrant)


                                             By:  /s/  Aimee S. Weisner
                                                 ------------------------------
Date: December 12, 2005                          Aimee S. Weisner
                                                 Corporate Vice President,
                                                 General Counsel and Secretary